UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Rule 14a-101)

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check appropriate box:
☐       Preliminary Proxy Statement
☐       Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐       Definitive Proxy Statement
☐       Definitive Additional Materials
☑       Soliciting Material under Rule 14a-12

Gerber Scientific, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Persons Filing Proxy Statement, if Other than Registrant)

Payment of filing fee (Check the appropriate box):
☑       No fee required.
☐       Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
   (1) Title of each class of securities to which transaction applies:
   (2) Aggregate number of securities to which transaction applies:
   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
   (4) Proposed maximum aggregate value of transaction:
   (5) Total fee paid:
☐       Fee paid previously with preliminary materials.
☐       Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
   (1) Amount Previously Paid:
   (2) Form, Schedule or Registration Statement No.:
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The following employee presentation was made on June 14, 2011:

GERBER SCIENTIFIC, INC.
ALL-HANDS MEETING
Merger Agreement with Vector Capital
June 14, 2011
Gerber Scientific Confidential & Internal Use Only

Important Information
Gerber Scientific, Inc. (the “Company”) plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its shareholders a proxy statement regarding the proposed acquisition of the Company by Vector Capital Corporation (“Vector”). Investors and security holders are urged to read the proxy statement relating to such acquisition and any other relevant documents filed with the SEC when they become available because they will contain important information. Investors and security holders may obtain a free copy of the proxy statement and other documents that the Company files with the SEC (when available) from the SEC’s website at www.sec.gov and the Company’s website at www.gerberscientific.com. In addition, the proxy statement and other documents filed by the Company with the SEC (when available) may be obtained from the Company free of charge by directing a request to Gerber Scientific, Inc., c/o Investor Relations, 24 Industrial Park Road West, Tolland, CT 06084 USA, telephone: 860-870-2890.
Certain Information Regarding Participants
The Company, its directors, executive officers and certain employees may be deemed to be participants in the solicitation of the Company’s security holders in connection with the proposed acquisition of the Company by Vector. Security holders may obtain information regarding the names, affiliations and interests of such individuals in the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2010, which was filed with the SEC on June 30, 2010, and its definitive proxy statement for the 2010 Annual Meeting of Shareholders, which was filed with the SEC on August 19, 2010. To the extent holdings of Company securities have changed since the amounts printed in the definitive proxy statement for the 2010 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such individuals can also be obtained from the proxy statement relating to the proposed acquisition of the Company by Vector when it is filed by the Company with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at www.gerberscientific.com.
Forward-looking Statements
Any statements in this document not relating to historical matters are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Words such as "anticipates," "will," "could," "should," "believes," "expects," "estimates," "intends," "plans," "projects," and similar expressions, may identify such forward-looking statements. The forward-looking statements contained in this document involve risks and uncertainties regarding the Company's expected financial condition, results of operations and cash flows. For information identifying other important economic, political, regulatory, legal, technological, competitive and other uncertainties, readers are referred to the Company's filings with the SEC, including but not limited to, the information included in the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2010, which outlines certain important risks regarding the Company's forward-looking statements, as well as information included in subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These risks include, but are not limited to, delays in the Company’s new product development and commercialization, intense competition in markets for each of the Company’s operating segments, rapid technological advances, availability and cost of raw materials, adverse economic and credit market conditions, volatility in foreign currency exchange rates, fluctuations in interest rates and the parties’ ability to consummate the proposed acquisition of the Company by Vector. Actual future results or events may differ materially from these forward-looking statements. The forward-looking statements contained in this release are made as of the date of this release and the Company expressly disclaims any obligation to update any of these forward-looking statements, except as required by law.
Gerber Scientific Confidential & Internal Use Only

What was Announced Yesterday
❑ Gerber Scientific has entered into a definitive Merger
 Agreement providing for the acquisition of Gerber Scientific.
❑ The Merger agreement provides for a 45 day period during
 which the Board will solicit and may receive an alternative offer superior to that offered by Vector Capital.
❑ This Merger Agreement has been adopted by Gerber’s Board
 of Directors after a thorough assessment.
❑ This Agreement requires Shareholder approval.
Gerber Scientific Confidential & Internal Use Only

What This Means for Gerber Employees
❑ If the Merger Agreement with Vector is approved, Gerber will become a private company.
❑ This will be a new chapter for Gerber, which will allow us to continue to provide superior products and services to our
 customers, while growing our global footprint.
❑ Yesterday’s announcement is aligned with and in support of
 Gerber’s business strategy.
Gerber Scientific Confidential & Internal Use Only

Who is Vector Capital
❑ Leading global private equity firm based in San Francisco.
❑ Specializes in investing in established technology and software businesses.
❑ Actively partners with management teams to execute financial and business strategies that materially improve competitive standing of the businesses they invest in, thus enhancing value for employees, customers, and shareholders.
❑ Vector provides the analytical and financial expertise that empowers businesses to transcend challenges and attain
 success.
Gerber Scientific Confidential & Internal Use Only

Next Steps
❑ The Merger agreement provides for a 45 day period during which the Company may receive an alternative offer to that offered by
 Vector Capital.
❑ After the 45 day period, if no superior offer has been deemed to have been made, the Company will file a proxy statement with the
 SEC to hold a special shareholders’ meeting to vote on the merger.
❑ If there is no superior offer, we anticipate the transaction will close in the 2nd half of calendar year 2011.
❑ In the interim, we expect minimal changes to our normal business operations.
❑ We will continue to communicate with employees throughout this process.
Gerber Scientific Confidential & Internal Use Only

QUESTIONS ?
Gerber Scientific Confidential & Internal Use Only